EXHIBIT 10.21
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                                PLEDGE AGREEMENT

                                      among


                               SIMTEK CORPORATION

                                       and


                RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC

                                       and


                    RENAISSANCE US GROWTH & INCOME TRUST PLC

                                       and


                      BFSUS SPECIAL OPPORTUNITIES TRUST PLC



                            Dated as of June 28, 2002

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     THIS PLEDGE AGREEMENT,  dated as of June 28, 2002 among SIMTEK CORPORATION, a Colorado corporation ("Pledgor"), RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC., a Texas corporation ("Renaissance III"), RENAISSANCE US GROWTH & INCOME TRUST PLC, a public limited company registered in England and Wales ("RUSGIT"), BFSUS SPECIAL OPPORTUNITIES TRUST PLC, a public limited company registered in England and Wales ("BFSUS") (Renaissance III, RUSGIT and BFSUS collectively referred to as "Secured Party"), and RENAISSANCE CAPITAL GROUP, INC., a Texas corporation, as Agent for the Lender (the "Agent").

                                    RECITALS

     A. Pledgor, Secured Party and Agent have entered into a Convertible Loan Agreement of even date herewith (the "Convertible Loan Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Convertible Loan Agreement.

     B. Pursuant to the terms of the Convertible Loan Agreement, Secured Party will lend to Pledgor the aggregate principal amount of Three Million Dollars ($3,000,000) to be evidenced by the Pledgor's 7.50% Convertible Debentures of even date herewith (the "Debentures").

     C. Pledgor is the owner of the shares of capital stock hereto issued by the Subsidiary described on Schedule A, and Pledgor has agreed to pledge and assign to Secured Party a security interest in the Shares, together with any shares of capital stock of any Subsidiary subsequently acquired or formed by Pledgor or an affiliate (collectively, the "Shares"), to secure payment of the Obligations of Pledgor under the Convertible Loan Agreement and Debentures. The Obligations shall also consist of payment of the costs and expenses of that sale or realization, including compensation to Secured Party and its agents and counsel, and all expenses, liabilities, and advances made or incurred by Secured Party in connection therewith, all as set forth in the Convertible Loan Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, the parties agree as follows:

     1. PLEDGE OF SHARES. Pledgor hereby pledges and, subject to the terms of this Pledge Agreement, assigns to the Secured Party the Shares for the purpose of securing the full and prompt payment, when due, by Pledgor of the Obligations.

     2. DELIVERY OF SHARES. Upon execution of this Pledge, Pledgor shall deliver to Agent all the certificates representing the Shares, together with duly executed stock powers, in blank. Agent shall hold all such certificates and stock powers subject to the terms of this Pledge Agreement.

     3. VOTING OF SHARES AND RECEIPT OF DIVIDENDS. Pledgor shall have the right to vote the Shares, except as provided herein and in the Convertible Loan
Agreement and Debentures, upon the occurrence of an Event of Default or a Default.

     4. REPRESENTATIONS AND WARRANTIES. Pledgor hereby warrants, represents and covenants as follows:


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             (i)  Pledgor  owns the  Shares,  free from any  adverse  claims and
Liens;

             (ii) All Shares pledged in this Pledge Agreement are validly authorized, issued, and outstanding, and are fully paid and nonassessable;

             (iii) Pledgor will notify Secured Party of, and will defend the Shares against, all claims and demands of all persons at any time claiming the Shares or any interest therein;

             (iv) Pledgor will pay all taxes and assessments upon the Shares prior to the date of delinquency for payment of such taxes and assessments; and

     5. PLEDGOR HAS THE FULL CORPORATE POWER, AUTHORITY AND CAPACITY TO GRANT THE SECURITY INTEREST HEREUNDER. When the Obligations have been paid in full, Agent shall promptly deliver the certificates representing the Shares then held by it and all related stock powers to Pledgor.

     6. OCCURRENCE OF EVENT OF DEFAULT. If an Event of Default or a Default occurs, Agent or Secured Party shall have the right to exercise any rights and remedies provided in the Convertible Loan Agreement, as Secured Party or Agent, in its or their sole discretion, may deem necessary or appropriate. Secured Party or Agent shall further have the right to exercise any remedies afforded a secured party under the Uniform Commercial Code of Texas or any other applicable law with respect to the Shares.

     7. DURATION OF PLEDGE. This Pledge shall be terminated upon the earlier of:
(i) foreclosure by Secured Party of the security interest granted hereunder upon the occurrence of a Default or an Event of Default, or (ii) the payment of the Obligations.

     8. APPLICATION OF PROCEEDS. The proceeds of any sale of, or other realization upon, all or any part of the Shares, and any other monies held by Secured Party under this Pledge Agreement, shall be applied in the following order of priority:

         (a) First, to payment of the costs and expenses of that sale or realization, including compensation to Secured Party and its agents and counsel, and all expenses, liabilities, and advances made or incurred by Secured Party in connection therewith;

         (b) Second, to payment of the interest in full on the Debentures;

         (c) Third, to payment of the Principal Amount; and

         (d) Finally, to payment of any surplus then remaining from such proceeds and other monies to Pledgor or its successors or assigns, or as a court of competent jurisdiction may direct.

     If the proceeds of the Shares shall not suffice to pay all items specified in clauses a. and b. above, Pledgor shall remain liable for the deficiency.



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     9.  MISCELLANEOUS.

         a. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Upon the occurrence and continuation of a Default, Secured Party is hereby appointed Pledgor's attorney-in-fact, for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instruments which Secured Party may deem necessary or advisable to accomplish the purposes hereof. This appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of this appointment, upon such Default(i)
Secured Party shall have the right and power to receive, endorse, and collect all checks made payable to the order of Pledgor which represent any dividend, interest, or other payment or distribution in respect of all or any of the Obligations and to give full discharge for the same, and (ii) Secured Party shall have the right to exercise, as Pledgor's proxy, the powers of voting and consent pertaining to the Obligations or any part thereof.

         b. EXPENSES. Pledgor agrees to pay to Secured Party all expenses (including expenses for legal service of every kind) relating to the enforcement of any of the provisions of this Pledge Agreement, or any actual or attempted sale or any exchange, enforcement, compromise, or settlement respecting any of the Obligations, and any defense or assertion of Secured Party's rights and claims, by litigation or otherwise, including expenses of insurance. All such expenses will be Obligations secured under this Pledge Agreement.

         c. ADDITIONAL COLLATERAL. In the event that any shares of capital stock of any issuer shall hereafter be acquired by or otherwise issued to Pledgor, Pledgor shall promptly (and in any event within ten (10) days after such acquisition) deliver the certificates evidencing the same to Secured Party, to be held as additional collateral to secure the payment of the Obligations, together with the stock powers duly executed by Pledgor according to Secured Party's instructions, at Secured Party's office as stated herein, or at such other place as Secured Party may request.

         d. GOVERNING LAW. This Pledge shall be governed by and construed and enforced in accordance with the substantive laws of the State of Texas, without regard to the conflicts of laws provisions thereof, and the applicable laws of the United States. Venue and jurisdiction shall be in the state or federal courts in Dallas County, Texas.

         e. BINDING EFFECT. All of the terms, covenants, representations, warranties and conditions herein shall be binding upon, and inure to the benefit of, and be enforceable by the parties and their respective successors and assignees.

         f. WAIVER. This Pledge may not be amended, modified, superseded or canceled, nor may any of the terms, covenants, representations, warranties or conditions hereof be waived, except by a written instrument executed by the party against whom such amendment, modification, supersedure, cancellation or waiver is charged. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or of any breach of any term, covenant, representation or warranty contained herein, in any one or more instances, shall be deemed to be or construed as a further or


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continuing  waiver  of any such  condition  or  breach  or  waiver  of any other condition or of any breach of any other term, covenant, representation or warranty.

         g. ATTORNEYS' FEES. If any party brings an action in connection with the performance, breach or interpretation of this Pledge, or in any action related to the transaction contemplated hereby, the prevailing party in such action shall be entitled to recover from the losing party in such action all reasonable costs and expenses of such litigation, including attorneys' fees, court costs, costs of investigation, accounting and other costs reasonably incurred or related to such litigation.

         h. SEVERABILITY. If any provision hereof is determined to be illegal or unenforceable, such determination shall not affect the validity or enforceability of the remaining provisions hereof, all of which shall remain in full force and effect.

         i. FURTHER DOCUMENTS. Each party covenants and agrees that, from time to time, after the date hereof, at the reasonable request of any other party, and without further consideration, such party will execute and deliver such other documents and take such other action reasonably required to carry out, in all respects, the transactions contemplated and intended by this Pledge.

         j. NOTICES. Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered, mailed by prepaid certified or registered mail or sent by overnight service, such as FedEx, or
(ii) made by telex or facsimile transmission delivered or transmitted to the party to whom such notice or communication is directed, with confirmation thereupon given in writing and personally delivered or mailed by prepaid certified or registered mail.

        If to Pledgor:        Simtek Corporation
                              450 Buckingham Dr., Suite 100
                              Colorado Springs, CO 80907
                              Attn:    Douglas M. Mitchell
                              Telephone:        (719) 531-9444
                              Telecopier:       (719) 531-9481

        With a copy to:       Holme Roberts & Owen LLP
                              1700 Lincoln, Suite 4100
                              Denver, CO 80203
                              Attn:    Garth B. Jensen
                              Telephone:        (303) 861-7000
                              Telecopier:       (303) 866-0200



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        If to Secured Party:  Renaissance Capital Growth & Income Fund III, Inc.
                              c/o Renaissance Capital Group, Inc.
                              8080 North Central Expressway, Suite 210-LB59 Dallas, TX 75206
                              Attn.:  Robert C. Pearson
                                      Senior Vice President
                              Telephone:       (214) 891-8294
                              Telecopier:      (214) 891-8291

                              Renaissance US Growth & Income Trust PLC
                              c/o Renaissance Capital Group, Inc.
                              8080 North Central Expressway, Suite 210-LB59 Dallas, TX 75206
                              Attn.:  Robert C. Pearson
                                      Senior Vice President
                              Telephone:       (214) 891-8294
                              Telecopier:      (214)  891-8291

                              BFSUS Special Opportunities Trust PLC
                              c/o Renaissance Capital Group, Inc.
                              8080 North Central Expressway, Suite 210-LB59 Dallas, TX 75206
                              Attn.:  Robert C. Pearson
                                      Senior Vice President
                              Telephone:       (214) 891-8294
                              Telecopier:      (214) 891-8291

         with a copy to:      Kirkpatrick & Lockhart LLP
                              2828 N. Harwood, Suite 1800
                              Dallas, TX 75201
                              Attn:   Norman R. Miller
                              Telephone:       (214) 939-4906
                              Telecopier:       (214) 939-4949

         If to Agent:         Renaissance Capital Group, Inc.
                              8080 N. Central Expressway, Suite 210-LB 59
                              Dallas, TX 75206
                              Attn.:  Robert C. Pearson
                                      Senior Vice President
                              Telephone:        (214) 891-8294
                              Telecopier:       (214) 891-8291


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        with a copy to:       Kirkpatrick & Lockhart LLP
                              2828 N. Harwood, Suite 1800
                              Dallas, TX 75201
                              Attn:   Norman R. Miller
                              Telephone:       (214) 939-4906
                              Telecopier:      (214) 939-4949


         Any notice delivered personally in the manner provided herein will be deemed given to the party to whom it is directed upon the party's (or its agent's) actual receipt. Any notice addressed and mailed in the manner provided herein will be deemed given to the party to whom it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is placed in the mail, or, if earlier, the time of actual receipt.

         (v) Parties in Interest. Nothing in this Pledge, whether express or implied, is intended to confer any rights or remedies under or by reason of this Pledge on any persons other than the parties and their respective successors and assigns, nor is anything in this Pledge intended to relieve or discharge the obligation or liability of any third persons to any party to this Pledge, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Pledge.

         (vi) Defined Terms. All capitalized terms, unless otherwise specified, have the same meanings assigned to them in the Convertible Loan Agreement and Debentures.


                            [Signature page follows.]















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     IN WITNESS  WHEREOF,  this  Agreement has been duly executed as of the date and year written above.

                              PLEDGOR:

                              SIMTEK CORPORATION

                              By:  /s/Douglas Mitchell
                                  ----------------------------------------------
                                   Chief Executive Officer and President
                                  ----------------------------------------------


                              LENDER:

                              BFSUS SPECIAL OPPORTUNITIES TRUST PLC

                              By:  /s/Russell Cleveland
                                  ----------------------------------------------
                                  Russell Cleveland,
                                  President and CEO

                              RENAISSANCE US GROWTH & INCOME TRUST PLC

                              By:  /s/Russell Cleveland
                                 -----------------------------------------------
                                  Russell Cleveland,
                                  President and CEO


                              RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                              By:    Renaissance Capital Group, Inc.,
                                     Investment Adviser

                                     By:  /s/Russell Cleveland
                                        ----------------------------------------
                                        Russell Cleveland
                                        President and CEO


                              AGENT:

                              RENAISSANCE CAPITAL GROUP, INC.

                              By:  /s/Russell Cleveland
                                 -----------------------------------------------
                                 Russell Cleveland,
                                 President and CEO


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                                   SCHEDULE A



                       Subsidiaries            No. of Shares
                       ------------            -------------

                       Q-DOT, Inc.                216,515